JOINT VENTURE AGREEMENT

This Agreement is made and entered into by and between Force Fuels, Inc., a Nevada Corporation, or a wholly owned subsidiary and PEMCO LLC, an Oklahoma Limited Liability Company, sometimes referred to as the parties.

RECITALS:

 WHEREAS, both parties agree to work together in the development of oil and gas leases located in Kansas and Oklahoma under the following terms;

AND WHEREAS, Force Fuels, inc. will use its best efforts to raise funds for the agreed to future development plans:

AND WHEREAS, PEMCO LLC, will use its best efforts to execute the agreed to future development plans,

NOW THEREFORE, each party hereby acknowledges and agrees as follows;

1.	Force Fuels, Inc. and PEMCO LLC each own 50% of the working interest in the four leases known as the Mann, Mann AB, Bayless, and Doe Brook described in Exhibit “A”.

2.	That the oil and gas production revenue generated from the four existing jointly owned leases will be divided equally between the two parties after operating expenses.

3.	That any new development to the four jointly owned leases will be funded by Forces Fuels, Inc. and the execution plan will be performed by PEMCO LLC.

4.	That revenue generated from the new development plan will be divided 75% to Force Fuels, Inc and 25% to PEMCO LLC. after the terms of the financing have been satisfied.

5.
That both parties will use their best efforts to develop the additional oil and gas leases currently in the Joint Venture plan listed as Ball, East Ball, Kelso, Moore, Smith, Bain, Clark, Thorne, and Pendleton.

6.	That revenue generated from the new development plan for the nine additional leases will be divided 75% to Force Fuels, Inc and 25% to PEMCO LLC. after the terms of the financing have been satisfied.

7.	That both parties agree to further expand the development plans into Oklahoma under the general structure described in this agreement.

In witness whereof, the parties have executed this agreement the day and year set forth opposite their respective signatures below.

PEMCO, LLC

Dated: __________________, 2011	By: /s/
Rick Coody, Member

Force Fuels, Inc.

Dated: __________________, 2011	By: /s/
Thomas Hemingway, CEO and President/CEO

EXHIBIT “A”

LESSOR:	Dennis L. Bayless and Debora C. Bayless, husband and wife
LESSEE:	Pemco, LLC
DATE:	April 26, 2010
DESCRIPTION:	SW/4 SE/4 of Sec. 35, T33S, R13; N/2 NE/4 a/k/a Lots 1 & 2; SE/4 NE/4 of Sec. 2, T34S, R13E, all in Montgomery County, Kansas
RECORDED:	Book 590, Page 97

LESSOR:	Dennis L. Bayless and Debora C. Bayless, husband and wife
LESSEE:	Pemco, LLC
DATE:	April 26, 2010
DESCRIPTION:	NW/4 NW/4 a/k/a Lot 4, Sec. 1, T34S, R13E, Montgomery County, Kansas
RECORDED:	Book 590, Page 98

LESSOR:	Dennis L. Bayless and Debora C. Bayless, husband and wife
LESSEE:	Pemco, LLC
DATE:	April 26, 2010
DESCRIPTION:	S/2 SW/4 of Sec. 35, T33S, R13E, Montgomery County, Kansas
RECORDED:	Book 590, Page 99

LESSOR:	Dennis L. Bayless and Debora C. Bayless, husband and wife
LESSEE:	Pemco, LLC
DATE:	April 26, 2010
DESCRIPTION:	NW/4 of Sec. 2, T34S, R13E, Montgomery County, Kansas
RECORDED:	Book 590, Page 100